                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                  /s/ Douglas A. Warner III

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                        /s/ Paul A. Allaire

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                       /s/ Riley P. Bechtel

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                    /s/ Lawrence A. Bossidy

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                       /s/ Martin Feldstein

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                        /s/ Ellen V. Futter

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                          /s/ Hanna H. Gray

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                       /s/ Walter A. Gubert

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                      /s/ James R. Houghton

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                      /s/ James L. Ketelsen

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                           /s/ John A. Krol

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                     /s/ Roberto G. Mendoza

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                   /s/ Michael E. Patterson

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                         /s/ Lee R. Raymond

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                     /s/ Richard D. Simmons

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                       /s/ Kurt F. Viermetz

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                    /s/ Dennis Weatherstone

                                                                      Exhibit 24



                                POWER OF ATTORNEY
                                   (Form 10-K)




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas A. Warner III, Roberto G. Mendoza, Michael E. Patterson, Rachel
F. Robbins, James C. P. Berry and Gene A. Capello and each of them, with full power to act without the others, as the undersigned's true and lawful attorney-in-fact and agent, with full and several power of substitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any and all Annual Reports of J.P. Morgan & Co. Incorporated on Form 10-K and any and all amendments thereto pursuant to the Securities Exchange Act of 1934, as amended, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 9th day of March, 1998.


                                                    /s/ Douglas C. Yearley